SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WSB HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WSB HOLDINGS, INC.

4201 Mitchellville Road, Suite 200

Bowie, Maryland  20716

(301) 352-3120

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 22, 2009

To the Stockholders of

WSB Holdings, Inc:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of WSB Holdings, Inc., will be held at 9:00 a.m., local time, on April 22, 2009 at the Comfort Inn Conference Center, 4500 Crain Highway, Bowie, Maryland, for the purpose of considering and voting upon the following matters:

1.	The election of Messrs. Bowman and Dukes as Directors for a term of three years each and Mr. McPherson for a term of two years; and

2.	Any and all other business which may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on March 16, 2009 are entitled to notice of and to vote on the matters to come before the annual meeting and at any adjournment of the meeting.  The Board of Directors is not aware of any other business to come before the meeting.

A Proxy Statement containing information for stockholders is annexed hereto and a copy of the Annual Report on Form 10-K of WSB Holdings, Inc. for the year ended December 31, 2008, is enclosed herewith.  Stockholders of record at the close of business on March 16, 2009, will be entitled to notice of and to vote at the Meeting.

It is important that your shares be represented at the annual meeting regardless of the number you own.  Even if you plan to be present at the annual meeting, we urge you to vote your shares via the toll-free telephone number listed on the proxy card, the internet or by mail.  If you attend this meeting you may vote in person or by your executed proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the time it is exercised as described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ William J. Harnett

William J. Harnett
Chairman of the Board of Directors

Bowie, Maryland
March 18, 2009

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MAIL, PHONE OR INTERNET AS SOON AS POSSIBLE.

THE ANNUAL MEETING

This proxy statement is being furnished to you as part of the solicitation of proxies by WSB Holdings, Inc.’s Board of Directors for use at the Annual Meeting of Stockholders to be held on April 22 2009, and at any adjournment or postponement of the meeting.  This proxy statement, the accompanying Notice of Annual Meeting our Annual Report on Form 10-K for the year ended December 31, 2008 and the enclosed proxy card are being mailed to you on or about March 31, 2009.

WSB Holdings, Inc. (“WSB”) became the holding company for The Washington Savings Bank, F.S.B. (“the Bank”) on January 3, 2008.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 22, 2009:

This proxy statement and our annual report on Form 10-K are available on WSB’s internet website (www.twsb.com).

If you are a stockholder of record (i.e. you own the shares directly in your name), you may attend the meeting and vote in person as long as you present valid proof of identification at the meeting.  If you hold your shares in WSB beneficially but not of record (i.e. the shares are held in the name of a broker or other nominee for your benefit) you must present proof of beneficial ownership in order to attend the meeting, which generally can be obtained from the record holder, and you must obtain a proxy from the record holder in order to vote your shares if you wish to cast your vote in person at the meeting. For further information please contact our corporate office at (301) 352-3120.

Date, Time and Place

The Annual Meeting of Stockholders will be held at 9:00 a.m., local time, on April 22, 2009 at the Comfort Inn Conference Center, 4500 Crain Highway, Bowie, Maryland.

Matters to be Considered at the Meeting

At the meeting, holders of WSB common stock will consider and vote upon:

1.	The election of Messrs. Bowman and Dukes as Directors for a term of three years each and Mr. McPherson for a term of two years; and

2.	Any and all other business which may properly come before the meeting or any adjournments thereof.

WSB knows of no other matters to be brought before the Annual Meeting.  If any matter incident to the conduct of the Annual Meeting should be brought before the meeting, the persons named in the proxy card will vote in their discretion.

WSB’s principal executive offices are located at 4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716, and its telephone number at such address is (301) 352-3120.

Board of Directors Recommendation

WSB’s Board of Directors unanimously recommends that you vote FOR the election of all of the Board’s nominees for election as directors.

Record Date; Stock Entitled to Vote; Quorum

WSB’s Board of Directors has fixed the close of business on March 16, 2009 as the record date for the Annual Meeting. Only holders of WSB common stock on the record date will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. At the record date, 7,849,732 shares of WSB common stock were outstanding and entitled to vote. These shares were held by approximately 244 stockholders of record.

In the election of directors, each stockholder is entitled to cast a number of votes equal to the number of his or her shares multiplied by the number of directors nominated (which at this Annual Meeting will be three).  Cumulative voting is permitted whereby the votes may all be cast for a single nominee or may be distributed among two or more nominees as the stockholder determines. Any stockholder wishing to cumulate votes must so state before ballots are cast, and may do so by writing cumulative voting instructions in the space provided on the proxy card.  In the absence of specific instructions to the contrary, each stockholder will be assumed to have cast for each nominee that number of votes equal to the number of his or her shares designated by him or her (in other words, shares will not be voted on a cumulative basis in the absence of specific instructions to do so).

If your shares are held in the name of a bank, brokerage firm or other similar holder of record (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted.  If you do not specify how you would like your shares to be voted, your shares held in street name may still be voted.  In general, holders of record have the authority to vote shares for which their customers do not provide voting instructions on certain routine, uncontested items.  In the case of non-routine or contested items, the institution holding street name shares cannot vote the shares if it has not received voting instructions.  These are considered to be “broker non-votes.”

The presence, in person or by proxy, of holders of a majority of the total number of shares of WSB common stock entitled to vote at the meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. If we have not obtained sufficient votes for a quorum, the Annual Meeting may be adjourned or postponed to permit us to further solicit proxies.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information as of March 16, 2009 indicating the amount and percentage of WSB’s common stock beneficially owned by each director and nominee for director, each Named Executive Officer, and all directors and executive officers as a group, and by all persons, to the knowledge of WSB, beneficially owning more than five percent of WSB common stock.

Name		Amount and Nature of Beneficial Ownership (1)	Percentage of Outstanding Shares
Phillip C. Bowman	(2)	10,200	*
George Q. Conover	(4)	103,160	1.3%
Charles A. Dukes, Jr.	(5)	1,700	*
Susan L. Grant		—	*
William J. Harnett	(2) (3)	3,404,767	42.4%
Kevin P. Huffman	(2)	31,204	*
Eric S. Lodge	(5)	705	*
Charles W. McPherson	(5)	600	*
Michael J. Sullivan	(4)	171,159	2.2%
All directors and executive officers as a group (11 persons)		3,867,005	46.7%

Name and Address of Other 5% Holders of Common Stock

Friedlander & Co., Inc.	(6)	463,984	5.9%
322 East Michigan Street
Suite 250
Milwaukee, WI 53202

*	Constitutes less than 1% of the outstanding shares of WSB common stock.

(1)

Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Unless otherwise indicated, all persons have sole voting and dispositive powers as to all shares reported.

(2)	Beneficial ownership of Messrs. Harnett, Bowman and Huffman includes 186,000 shares, 10,000 shares and 30,000 shares, respectively, subject to options granted and exercisable under WSB’s option plans.

(3)

Does not include 260,886 shares owned by Mr. Harnett’s adult children, of which he disclaims beneficial ownership. Mr. Harnett’s address is c/o 4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716.

(4)	Beneficial ownership of each of Messrs. Conover and Sullivan includes 37,500 shares subject to options granted and exercisable under WSB’s option plans.

(5)

Includes 150 shares which are jointly owned with Mr. Lodge’s wife. The 600 shares for Mr. McPherson are also jointly owned with his wife. Mr. Duke’s shares include 1,200 shares indirectly owned as trustee for his grandchildren.

6)	Based on the schedule 13G filed by Friedlander & Co., Inc. on February 17, 2009.

PROPOSAL I — ELECTION OF DIRECTORS

The Charter of WSB Holdings, Inc. provides that directors are elected for three-year terms, with approximately one-third of the directors being elected at each Annual Meeting of Stockholders.  WSB currently has eight directors divided into three classes, which are composed of two, three and three directors, respectively.  The term of office of one class expires in each year.  The term of Mr. Bowman expires at the 2009 Annual Meeting and on February 25, 2008, the Board of Directors elected Charles A. Dukes, Jr. to serve on WSB Board of Directors.  Each of them have been nominated to be elected to serve until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualified.

Effective October 23, 2008, Mr. Stephen J. Troese resigned as a Director of WSB and the Bank, and Mr. Charles W. McPherson was appointed to the Board of Directors upon Mr. Troese’s resignation.  Mr. McPherson has been nominated for re-election as a director for a two-year term to serve until the 2011 Annual Meeting of Stockholders, as set forth below, and until his successor is elected and qualified.

Mr. Dukes and Mr. McPherson were each recommended for membership on the Board of Directors by a non-management director.

Assuming a quorum is present, the affirmative vote of a plurality of the shares cast in person or represented by proxy at the Annual Meeting is required to elect the director nominees.  In other words, the nominees to receive the greatest number of votes cast, up to the number of nominees up for election, will be elected.  Abstentions and broker non-votes will not affect the outcome of the election of directors.

We anticipate that the election of directors is considered a routine item for which street name shares may be voted without specific instructions.  If your street name holder of record signs and returns a proxy card on your behalf, but does not indicate how the common stock should be voted, the common stock represented on the proxy card will be voted in the manner described below.

All proxies will be voted as directed by the stockholder on the proxy form.  It is intended that the proxies solicited by the Board of Directors, if executed and not revoked, will be voted “FOR” the election as directors of the nominees listed below unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions.  If any of the nominees listed below are unable to serve for any reason, a substitute or substitutes will be nominated by the Board of Directors, and those proxies voted for the original nominee or nominees will be voted for such substitute or substitutes.  WSB has no reason to believe that any nominee will be unable to serve.

Information as to Nominees and Other Directors

The following table sets forth certain information as of March 18, 2009, with respect to the three nominees and the five continuing directors, none of whom are related to each other or to any other executive officer of WSB.

Names and Ages of Proposed Nominees to Serve Until 2012	Principal Occupation, Directorships with Public Companies and Past Experience

Phillip C. Bowman Age 61

Mr. Bowman has served as Chief Executive Officer and as a Director of the Bank since March 2005 and as Chief Executive Officer and a Director of WSB since its formation in January 2008. He was a Director, President and Chief Executive Officer of American Bank, a federally chartered savings bank located in Silver Spring, Maryland, from August 1994 until March 2005. In addition, Mr. Bowman was also the President and Chief Executive Officer and a Director of American Bank Holdings, Inc., the holding company for American Bank from November 2002 until December 2004.

Charles A. Dukes, Jr. Age 73

Mr. Dukes has served as a Director of WSB and the Bank since February 2008. Mr. Dukes, known for his leadership in commercial real estate, is Chairman of the Executive Committee of Sheer Partners, a real estate advisory services company. He is actively involved in economic development and planning for Prince Georges County as well as the suburban metro area. He has served on several boards and committees including: Chairman, Board of Directors - Prince George’s County Economic Development Corporation; Board of Directors, Executive Committee; Chair. Transportation Committee — Greater Washington Board of Trade; and President, Life Director - Prince George’s Chamber of Commerce Chairman - Maryland National Capital Park & Planning Commission.He is also a member of the Board’s Audit Committee.

Name and Age of Proposed Nominee to Serve Until 2011

Charles W. McPherson Age 46

Mr. McPherson has served as a Director of WSB and the Bank since October 2008. He has 23 collective years of accounting experience, and since 1997 has served as the Chief Operating Officer of the Facchina Group of Companies which are headquartered in LaPlata, Md. He has over 18 years in financial and development. He is a Certified Public Accountant and is a past and present member on many prominent boards, including: Board of Trustees, Greater Washington Initiative, Washington D.C.; Chairperson, Civista Health Foundation; Member and former Chairman, Metro Washington Chapter, Associated Builders and Contractors, Inc.; Board of Trustees, Greenville College, Greenville, Illinois; Former Member, Charles County Economic Development Council; Former Member, Charles County Planning Commission; Former Member, LaPlata Design Review Board. He is a member of the Board’s Audit Committee.

Names and Ages of Continuing Directors to Serve Until 2011

William J. Harnett Age 78

Mr. Harnett has been a Director of the Bank since its inception, serving as Chairman of the Board since 1988 and as Chief Executive Officer from 1988 until he retired in February 2005. He has also served as a Director of WSB since its formation in January 2008. He also was founder, Chairman and Chief Executive Officer of the former Bank parent company, Washington Homes, Inc., which was listed on the New York Stock Exchange before being sold in 1988.

Kevin P. Huffman Age 48

Mr. Huffman has been President and a Director of the Bank since January 2004, Chief Operating Officer of the Bank since May 2003, and a Director of WSB since its formation in January 2008. He joined the Bank in November 2001 as Senior Vice President. From 2000 to 2001 he served as Vice President, Director and Secretary of Penn Mar Bancshares. Prior to that, Mr. Huffman was the Executive Vice President, COO and Director of both Patapsco Valley Bancshares, Inc. and Commercial and Farmers Bank from 1996 to March 2000.

Names and Ages of Continuing Directors to Serve Until 2010

George Q. Conover Age 77

Mr. Conover has served as a Director of the Bank since August 17, 1989, and previously served as a founding Director from the inception of the Bank until October 1985. He has also served as a Director of WSB since its formation in January 2008. Since March 2000, he has served as Product Development Manager for Financial Freedom, a reverse mortgage lender, which is a subsidiary of IndyMac. Prior to that, Mr. Conover was the CEO of International Mortgage Company for 25 years. He is a member of the Board’s Audit Committee.

Eric S. Lodge Age 34

Mr. Lodge has served as a Director of the Bank since November 2003 and a Director of WSB since its formation in January 2008. Mr. Lodge is a Managing Director with High Street Partners, Inc., an international business consulting firm headquartered in Annapolis, Maryland. Prior to joining High Street Partners in August 2004, he worked in the corporate finance departments of CIENA Corporation from June 2000 to August 2004 and at Northrop Grumman — Electronic Sensors and Systems Sector (ESSS) from January 1997 to June 2000. He also served as an internal auditor of WSB during 1996. In December 1996, he received his Bachelor of Science Degree in Finance and Economics from the University of Maryland. He is a member of the Board’s Audit Committee.

Michael J. Sullivan Age 53

Mr. Sullivan has been a Director of the Bank since its inception and a Director of WSB since its formation in January 2008. He has served as a Principal of Cherrywood Development, LLC, a residential development company doing business in the suburban area of Washington, D.C., since 1991. He serves as the Chair of the Board’s Audit Committee.

The Board of Directors recommends that the stockholders vote “FOR” the election of all of its director nominees.

CORPORATE GOVERNANCE

Code of Ethics

WSB has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as all of our executive officers and directors and to all associates of WSB and its subsidiaries, including the Bank.  WSB has adopted this Code of Ethics to promote the highest standards of ethical conduct by its directors, executive officers and employees.  A copy of the Code of Ethics can be found on WSB’s internet web site (www.twsb.com).

Meetings of the Board of Directors; Independence of the Board of Directors

WSB conducts business through meetings of its Board of Directors and through activities of its committees.  During 2008, WSB’s Board of Directors held seven meetings and the Bank’s Board of Directors held twelve meetings. All of our current directors attended at least 75% of the total number of meetings of the Board and Board committees on which such directors served during 2008.  The Board of Directors has determined that Messrs. Sullivan, Conover, Dukes, Lodge and McPherson are independent as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC (the “Independent Directors”). In making this determination, the Board considered transactions and relationships between each director or his or her immediate family and WSB and its subsidiaries, including those reported under “Certain Relationships and Related Person Transactions” below.  Mr. Harnett is not independent because he was an executive officer of WSB within the past three years, and remains a non-executive employee.  Messrs. Bowman and Huffman are not independent because they are executive officers of WSB.

Committees of the Board of Directors

Nominating Committee.  The Board of Directors of WSB does not have a separate standing nominating committee. WSB’s Bylaws provide that the full Board shall nominate candidates to stand for election as directors; however, pursuant to procedures adopted by the Board, the Independent Directors select and recommend nominees for the full Board’s consideration.  In this regard, the Independent Directors also conduct appropriate inquiries into the backgrounds and qualifications of potential director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.  In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Independent Directors recommend to the Board the class of directors in which the director-nominee should serve.  Acting in this capacity the Independent Directors met one time during 2008.  WSB’s Board of Directors does not believe it needs a separate nominating committee because the Board is comprised of a majority of independent directors and the full Board selects nominees for election as directors based on the recommendation of the Independent Directors. The Board of Directors has adopted a policy setting forth its director nomination process.  The Independent Directors endeavor to identify, recruit and nominate candidates characterized by wisdom, maturity, sound judgment, excellent business skills and high integrity.

The Independent Directors also evaluate candidates for nomination to the Board of Directors who are recommended by a stockholder.  Pursuant to WSB’s Bylaws stockholders wishing to nominate potential director candidates must submit such nominations in writing to the Secretary of WSB at its principal executive offices not later than 120 or earlier than 150 calendar days before the anniversary of the date the proxy statement was delivered to stockholders in connection with the prior year’s annual meeting, unless no proxy statement was delivered in connection with the prior year’s meeting or the current meeting is moved beyond certain time thresholds, in which case alternative timing requirements apply as set forth in the Bylaws. Submissions must include sufficient biographical information about the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business and information with respect to such person’s stock holdings in WSB.  A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. Stockholder recommendations for director nominees complying with the procedures above will receive the same consideration as other candidates identified by the Independent Directors.

The Independent Directors identify potential candidates through various methods, including but not limited to, recommendations from existing directors, customers and executive officers/employees.

Compensation Committee.  WSB does not have a separate compensation committee. Our Board of Directors does not believe it needs a separate compensation committee because only the Independent Directors participate in the deliberation, evaluation, and establishment of executive officer compensation.  Our Independent Directors acting as a compensation committee held two meetings dealing with compensation during the year ended December 31, 2008. During these meetings the Independent Directors approved our corporate goals and objectives relative to compensation, and evaluated the executive officers’ performance and compensation in view of those goals and objectives. Our CEO does not participate in discussions relating to his own compensation, but makes recommendations of amounts for each element of compensation for the other Named Executive Officers listed in the summary compensation table on page 12 (“NEOs”).  The Independent Directors, however, have the ultimate say over all compensation amounts.  The other NEOs do not participate in compensation determinations made by the Independent Directors.

While authorized to engage consultants as deemed needed, our Independent Directors have not engaged the services of a compensation consultant in determining the amount or form of executive and director compensation, other than retaining a consultant to prepare benchmark surveys in connection with the Bank’s negotiation of Mr. Bowman’s employment agreement in 2005. However, the Independent Directors do utilize outside, publicly-available independent executive compensation reviews from SNL Financial and America’s Community Bankers Association in analyzing banking peer group salary and benefit information in determining the NEOs compensation.  The peer group information used for consideration is based on peer groups as defined and set by the outside service provider based on asset size, geographic location, type of financial institution, and operating performance.  Accordingly, consistent with our objectives, the compensation of our executives is set with regard to the competitive market.  We do not, however, specifically benchmark the NEOs’ total compensation or any individual element of compensation to our peer companies, but generally review the information for competitive purposes.

Audit Committee.  The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee currently consists of Messrs. Sullivan (Chairman), Conover, Dukes, Lodge and McPherson, all of whom meet the independence and experience requirements of the NASDAQ Stock Market LLC. The primary functions of the Audit Committee are to assist in Board oversight of (i) the integrity of WSB’s financial statements (ii) the adequacy of WSB’s system of internal controls, (iii) WSB’s compliance with legal and regulatory requirements, (iv) the independent auditors’ qualifications and independence, and (v) the performance of WSB’s independent and internal auditors. The Audit Committee meets with WSB’s independent registered public accounting firm and with WSB’s Internal Auditor, which reports on the results of WSB’s Quality Control reviews, outsourced compliance and internal audit reports. The Audit Committee’s responsibilities are as described in a written Charter. A copy WSB’s Audit Committee Charter can be found on WSB’s internet web site (www.twsb.com). The Audit Committee held seven meetings during the year ended December 31, 2008.

The Board of Directors has determined that Mr. McPherson is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation of Directors

The following table summarizes the compensation paid to WSB’s non-employee directors during fiscal year 2008.  Beyond these and other standard arrangements described below, no other compensation was paid to any such director.

Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (2)	Total ($)

George Q. Conover	$22,500	$—	$22,500

Charles A. Dukes Jr.	10,500	—	10,500

William J. Harnett	—	150,000	150,000

Eric S. Lodge	20,000	—	20,000

Charles W. McPherson	—	—	—

Michael J. Sullivan	20,000	11,262	31,262

Stephen J. Troese (3)	18,000	—	18,000

(1)	Messrs. Bowman and Huffman are executive officers and are not compensated for their services as Directors.
(2)	Represents annual salary of $150,000 paid to Mr. Harnett as a non-executive employee; and Health insurance benefits paid by the Bank for Mr. Sullivan.
(3)	Fees paid to Mr. Troese are through his resignation in October 2008.

*	Stock Options held at year-end: by Mr. Conover- 37,500; Mr. Harnett- 186,000; Mr. Sullivan- 37,500; Mr. Troese- 37,500.

For options held by Directors Bowman and Huffman at December 31, 2008 refer to the Outstanding Equity Awards Table.

Director/Committee Fees

Our non-employee directors are paid board fees and committee fees based on attendance.  Directors are paid $1,000 for each board committee attended and $500 for each committee meeting attended, except that committee fees are only paid for meetings not occurring on board meeting dates.  Chairman Harnett has been retained as a non-executive employee to serve as our Board Chairman and as an advisor to the CEO and Board.  In lieu of Board and committee fees paid to our non-employee directors, Mr. Harnett receives an annual salary of $150,000 and the use of a company-paid automobile, and is eligible to a receive a bonus as determined in the Board’s discretion.  Mr. Harnett is also entitled to certain other benefits in his capacity as a non-executive employee, including participation in the Bank’s 401(k) plan and life, group health and dental insurance plans on the same basis as other employees.  Mr. Harnett is also entitled to a change in control lump sum severance payment in the amount of $500,000 in the event his employment is involuntarily terminated, or if his level of compensation does not remain substantially the same (including bonus) and he voluntarily terminates his employment within 18 months following a change in control as defined by the Office of Thrift Supervision.

Director compensation and benefits are reviewed annually by the Independent Directors, who review outside, publicly-available independent compensation reviews from SNL Financial and America’s Community Bankers Association in analyzing board compensation and benefits.  The peer group information used for consideration is based on peer groups as defined and set by the outside service provider based on asset size, geographic location, type of financial institution, and operating performance.  Accordingly, consistent with our objectives, the compensation of our directors is set with regard to the increased demands of serving as a director and local market practice.  We do not, however, specifically benchmark the director compensation or any individual element of compensation to our peer companies, but generally review the information for competitive purposes.

Incentive Stock Awards

Our non-employee directors are eligible, and have received in the past, stock option grants as part of their compensation; however, no grants were awarded to non-employee directors in 2008.  Option grants for non-employee directors are subject to Board approval.  The Board believes that stock option grants further align the interest of the Directors with our shareholders.

Health and Welfare

Non-employee directors were previously allowed to participate in the Bank’s medical insurance plan on a basis consistent with employee participants; of the non-employee directors, only Mr. Sullivan elected to participate.

Communication with Directors

Stockholders wishing to send any communications to WSB’s Board of Directors may do so by writing to the Board at 4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716.  Stockholders may also report complaints or concerns about WSB’s accounting, internal accounting controls or auditing matters directly to the Audit Committee by writing to the Audit Committee at the same address.

Complaints relating to WSB’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee.  Other concerns will be referred to the Board of Directors.  All complaints and concerns will be received and processed by the General Counsel’s office upon receipt of your written complaint or concern.  You may report your concerns anonymously or confidentially.

Director Attendance at Annual Meetings

It is WSB’s policy that all Board members attend the Annual Meeting of Stockholders.  All Board members were in attendance at the last Annual Meeting of Stockholders which was held in 2007.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of WSB Holdings, Inc.

The following table sets forth information regarding WSB’s executive officers at December 31, 2008, other than Messrs. Bowman and Huffman.  For information regarding Messrs. Bowman and Huffman, see “Proposal I — Election of Directors — Information as to Nominees and Other Directors.”

Susan L. Grant Age 56

Ms. Grant has been Senior Vice President in charge of the Mortgage Banking Division of the Bank since December 2005. Prior to joining the Bank, Ms. Grant was the Regional Vice President of nBank, of Atlanta, Georgia, from December 2001 to December 2005. Prior to this Ms. Grant was the Regional Vice President of Wholesale Lending for the Royal Bank of Canada from December 1997 thru December of 2001. Prior to this Ms. Grant was the Regional Vice President in charge of Wholesale Lending for New America Financial from December of 1993 thru December of 1997. Ms. Grant began her early career with Chase Manhattan, opening the Mid-Atlantic region for Chase in April of 1985 and until December of 1993.

Carol A. Ramey Age 48

Mrs. Ramey was elected as Senior Vice President and Chief Financial Officer of WSB and the Bank in December 2008. She has held various positions since joining the Bank in March 1989, serving as Vice President and Controller since 2001.

Gerald J. Whittaker Age 52

Mr. Whittaker has been Senior Vice President and Corporate Secretary of WSB since its formation in January 2008.  He has been Senior Vice President and Corporate Secretary of the Bank since November 2000. He previously served as Vice President of the Bank since 1986. Prior to that time, he served as Vice President of Bay State Savings and Loan Association, his employer since October 3, 1983. He is a member of the Maryland State Bar Association, and has been admitted to practice law in Maryland since 1981.

Annual Bonus and Incentive Programs

Executive Compensation

The following table sets forth the compensation paid to our Chief Executive Officer as well as the two other most highly compensated executive officers who were serving as executive officers on December 31, 2008 (the “Named Executive Officers”) and who received total compensation exceeding $100,000 during the year ended December 31, 2008.   Our executive officers are paid as employees of the Bank and are not separately paid for their services to WSB.

SUMMARY COMPENSATION TABLE

	Year		Salary	Bonus	(1) Option Awards	(2) All Other Compensation	Total
Name and Principal Position	ending		($)	($)	($)	($)	($)

Phillip C. Bowman	2008	(3)	$282,000	$10,000	$7,033	$11,324	$310,357
Chief Executive Officer	2007	(4)	112,500	—	2,930	6,037	121,468
	2007	(5)	263,000	60,000	2,344	7,563	332,907

Kevin P. Huffman	2008	(3)	$159,000	$7,000	—	$6,846	$172,846
President and	2007	(4)	62,500	—	—	3,618	66,118
Chief Operating Officer	2007	(5)	145,900	20,000	—	7,809	173,709

Susan L. Grant	2008	(3)	$110,000	$—	—	$79,417	$189,417
Senior Vice President-	2007	(4)	43,800	—	—	22,689	66,489
Mortgage Banking	2007	(5)	103,000	10,000	—	31,433	144,433

(1)

Includes amounts recognized for financial statement reporting purposes and valued based on Black-Scholes valuation method as determined for FAS 123R. For the assumptions used in valuing stock options please see in our Annual Report on Form 10-K for the year ended December 31, 2008 “Note 1 -Summary of Significant Accounting Policies — Stock Based Compensation.”

(2)

“All Other Compensation” for 2008 includes employer contributions of $9,200, $6,462 and $7,192 to the 401(k) plan and $2,124, $384, and $525 paid for Life Insurance coverage for Mr. Bowman, Mr. Huffman and Ms. Grant, respectively; also included for Ms. Grant is $71,700, $19,300 and $24,200 for commissions paid on loan originations for the year ending December 31, 2008, August 1- December 31, 2007 and the year ending July 31, 2007, respectively.

(3)	Amounts relate to the year ending December 31, 2008.
(4)	Amounts relate to the period August 1, 2007 through December 31, 2007.
(5)	Amounts relate to the fiscal year ending July 31, 2007.

Employment Agreement with Phillip C. Bowman

On March 21, 2005, the Bank entered into an employment agreement with Mr. Bowman to serve as its Chief Executive Officer.  The initial term of the agreement expired on March 20, 2008, but under its terms the Bank may extend the agreement for an additional 12-month period in the year before the agreement is set to expire, unless Mr. Bowman provides written notice that he does not want the agreement to be renewed.  The Bank has extended the term of the agreement by one additional year  beginning in January 2009. Mr. Bowman’s employment agreement is currently set to expire in January 2010.  If the Bank does not renew Mr. Bowman’s employment agreement, then upon expiration of the agreement, Mr. Bowman is entitled to a lump sum payment equal to 12 months of his base salary.

Mr. Bowman’s employment agreement initially provides for an annual salary of $225,000, as may be increased by the Board of Directors.  Mr. Bowman’s salary is currently set at $282,000.  Under the agreement, Mr. Bowman is eligible to receive an annual bonus and stock option grants as determined by the Independent Directors as well as reimbursement for monthly dues and related fees for one country club membership and the use of an automobile and repair and maintenance costs of up to $500 per month.  Mr. Bowman also received options to purchase 5,000 shares of our common stock under the agreement, which were immediately exercisable for a term of five years, upon execution of the agreement.  Upon the agreement’s renewal in 2007, Mr. Bowman received options to purchase an additional 5,000 shares of our common stock, which vested over a two-year period and are exercisable for a ten-year term.

The agreement terminates automatically upon Mr. Bowman’s death, and Mr. Bowman may terminate the agreement for any reason upon 60 days notice.  If the agreement is terminated upon Mr. Bowman’s death, his estate is entitled to receive payments for his base salary for 30 days.  In addition, the Bank may terminate the agreement upon Mr. Bowman’s disability, for Cause as defined in the Agreement, or without Cause.  If Mr. Bowman is unable to perform his duties due to physical or mental disability or injury, he is entitled to receive his base salary for a period of 26 weeks after using his available sick leave, reduced by any benefits paid by the Bank on account of his disability.  If the Bank terminates Mr. Bowman, other than for Cause, or Mr. Bowman terminates his employment for “Good Reason” as defined in the agreement, he is entitled to a lump sum payment equal to 12 months of his base salary.

In addition, if within 12 months following a change of control (as defined in the agreement) the Bank terminates Mr. Bowman’s employment or Mr. Bowman terminates his employment for Good Reason (as defined in the agreement), Mr. Bowman is entitled to a lump sum payment equal to 2.99 times his average annual compensation over the prior five years (or such shorter period of his employment), which amount includes all amounts included in Mr. Bowman’s gross income for tax purposes.

Other Post-Employment Severance and Change-in-Control Benefits

Pursuant to a resolution adopted by the Bank’s Board of Directors approving a lump sum severance payment for the Bank’s officers with the title at the time of Vice President and above in the event of a change in control as defined by the Office of Thrift Supervision, the eligible officers are entitled to a lump sum severance payment if their employment is involuntarily terminated, or if their level of compensation does not remain substantially the same (including bonuses) and they voluntarily terminate their employment, within 18 months following a change in control.  Pursuant to the Board resolution, Mr. Huffman would be entitled to a lump sum severance payment in the amount of $150,000 if within 18 months following a change in control (i) his employment is involuntarily terminated or (ii) his level of compensation does not remain substantially the same (including bonuses) and he voluntarily terminates his employment.

Other than Mr. Bowman, none of the NEOs are currently entitled to receive post-employment severance payments in the absence of a change-in-control.

Long-Term Incentive Awards

We believe that the granting of stock options, restricted share unit awards, and other stock awards are an appropriate means to compensate our NEOs by aligning their interests with those of our shareholders.  WSB maintains five stock compensation plans, namely our (i) 1997 Omnibus Stock Plan, (ii) the Non-Employee Director Plan, (iii) 1988 Stock Incentive Plan, (iv) 1999 Stock Incentive Plan, and (v) 2001 Stock Incentive Plan, which were each approved by our shareholders prior to our reorganization into the holding company structure and were amended in connection with such reorganization to become plans of WSB.  Outstanding options to purchase common stock of the Bank were automatically converted into options to purchase WSB common stock pursuant to the reorganization. No future awards are available under the Non-Employee Director Plan, the 1988 Plan or the 1997 Plan.

Our stock award program is used for offering long-term incentives, rewarding our executive officers and key employees, as a retention tool, and as a means of aligning NEO performance with company objectives. These objectives determine the type of award granted and the number of shares underlying an award. Our Board of Directors and Independent Directors have not established specific criteria to be used for granting future stock awards, electing to evaluate the appropriateness of individual grants on a case by case basis, in their subjective, reasoned business judgment and experience.  The Board of Directors and the Independent Directors have elected to issue only minimal amounts of stock options in the past three years, including for 2008, in the belief that the NEOs’ interests were appropriately aligned with our stockholders’ long-term interests.

Other than the options granted to Mr. Bowman upon the renewal of his employment agreement in 2007, as discussed above, no equity compensation awards were granted under our compensation plans during fiscal 2007, the five months ended December 31, 2007, or fiscal 2008.  Under the terms of all of our equity compensation plans, the exercise price of options granted is equal to the closing price of our common stock on the date of grant.  While historically, our CEO has made option grant recommendations to the Independent Directors and the Board for the other NEOs and employees, the authority to grant options is vested solely with the Board, which considers the recommendations of the Independent Directors serving as an awards committee.

Retirement and Welfare Benefits

We maintain a 401(k) plan that provides an employer matching contribution of 100% of the first 3% of an executive’s compensation, with a contribution equal to $0.50 on the dollar up to the next 2% of an executive’s compensation or the maximum amount allowable by law. This benefit is available to all eligible employees.  Our NEOs participate in our 401(k) plan on the same basis as our other employees.  We also offer health and welfare benefits to our employees, including the NEOs who also receive these benefits on a basis consistent with our other employees. During 2008, in addition to contributions under the 401(k) plan, we offered the following benefits to our NEOs: life, group health and dental insurance.

Bank Owned Life Insurance

The Bank has invested in BOLI to finance employee benefit programs. The current cash surrender value of the policies included in other assets was $10.9 million as of December 31, 2008. The Bank recorded income from the insurance policies for the twelve-month period ended December 31, 2008 of $466,300. Under the BOLI insurance agreement, while employed, the beneficiaries of the NEOs would receive life insurance benefits of two times their annual salary.  Life insurance coverage under the plan is solely during the active employment of the NEO and does not continue past retirement. The outside independent directors have determined that these insurance policies and death benefit endorsement are a desirable and appropriate investment for the Bank.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth, on an award by award basis, information about unexercised stock options held by the Named Executive Officers as of December 31, 2008. All options were granted with an exercise or base price of 100% of market value as determined in accordance with the applicable plan. The number of shares subject to each award and the exercise or base price have been adjusted to reflect all stock splits effected after the date of such award, but have not otherwise been modified.

Outstanding Equity Awards at Fiscal Year End

	Option Awards
Name	Number of Securities Underlyijng Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($ )	Option Expiration Date

Phillip C. Bowman	5,000	—	$9.1100	09/30/10
	2,500	2,500	8.6500	04/18/17

Kevin P. Huffman	15,000	—	3.2667	11/01/11
	12,000	—	3.4667	12/19/11
	3,000	—	5.2000	11/20/12

Susan L. Grant	—	—	—	—

(1)          Mr. Bowman’s 5,000 shares of stock options were granted on September 30, 2005 at $9.11 per share to be fully vested at the date of grant and 5,000 shares of stock options were granted on April 18, 2007 at $8.65 per share to be vested 50% on April 18, 2008 and the remaining 50% on April 18, 2009. Mr. Huffman’s 15,000 shares of stock options were granted on November 1, 2001 at $3.2667 per share to be vested 50% on November 1, 2002 and the remaining 50% on November 1, 2003; 12,000 shares of stock options were granted on December 19, 2001 at $3.4667 per share to be vested 50% on December 19, 2002 and the remaining 50% on December 19, 2003 and 3,000 shares of stock options were granted on November 20, 2002 at $5.20 per share to be vested 50% on November 20, 2003 and the remaining 50% on November 20, 2004.

Certain Relationships and Related Person Transactions

From time to time, WSB has had, and expects to have in the future, banking transactions in the ordinary course of business with its directors and officers, and other related parties.  WSB maintains written policies and procedures to strictly control all loans to insiders in accordance with Federal law (Regulation O). Insiders include any executive officer, director, or principal stockholder and entities which such persons control. These transactions have been made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with unaffiliated parties. The extensions of credit to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features. None of these loans or other extensions of credit are disclosed as nonaccrual, past due, restructured or potential problem loans.

WSB’s Board of Directors is required to review all related party transactions, excluding insider loans, which are approved by the full Board of Directors, and with any interested director not participating in the approval process, for potential conflicts of interest. All related party transactions and relationships must be on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arms length. To the extent such transactions are ongoing business relationships with WSB, such transactions are reviewed annually. Related party transactions are those involving WSB and the Bank, which are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require that WSB’s directors and executive officers and persons holding more than ten percent of its outstanding shares of common stock report their ownership and changes in such ownership to the Securities and Exchange Commission and WSB.  Based solely on its review of the copies of such reports, we believe that, for the year ended December 31, 2008, all Section 16(a) filing requirements applicable to WSB’s officers, directors and greater than ten percent shareholders were complied with on a timely basis.

Audit Committee Report

The Audit Committee has reviewed and discussed WSB’s audited financial statements for the year ended December 31, 2008 with management and with WSB’s independent registered public accounting firm, Stegman & Company. The Audit Committee has discussed with Stegman & Company the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Stegman & Company required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Stegman & Company their independence.  Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2008 be included in WSB’s Annual Report on Form 10-K for the year ended December 31, 2008.

Submitted by the members of the Audit Committee:

Michael J. Sullivan (Chairman)

George Q. Conover

Charles A. Dukes, Jr.

Eric S. Lodge

Charles W. McPherson

Independent Registered Public Accounting Firm

The Audit Committee has appointed Stegman & Company as WSB’s independent registered public accounting firm to audit the books and accounts of WSB and its subsidiaries for the year ending December 31, 2009. Stegman & Company has served as independent auditors for the subsidiaries of WSB for the last nine years. Stegman & Company has advised WSB that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with WSB or its subsidiaries other than as independent registered public accountants. Representatives of Stegman are expected to be present at the annual meeting and available to respond to appropriate questions and will also be permitted to make a statement if they so desire. The following is a summary of the fees billed to WSB by Stegman & Company for professional services rendered for the year ended December 31, 2008, transition period August 1, 2007 to December 31, 2007 and year ended July 31, 2007:

Fee Category	Fiscal 2008 Fees	Transition period Aug 1 - Dec 31, 2007	Fiscal 2007 Fees

Audit Fees	$72,201	$25,899	$78,623
Audit-Related Fees	10,262	—	7,637
Tax Fees	11,500	775	11,500
Total Fees	$93,963	$26,674	$97,760

Audit Fees. Consist of fees billed for professional services rendered for the audit of the WSB’s annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consist of fees billed for assurance and related services that are reasonable, related to the performance of the audit or review of WSB’s consolidated financial statements and are not reported under “Audit Fees”. The fees shown above were for consulting and research, and for certain compliance reporting.

Tax Fees. Consist of fees billed for professional services for tax compliance and advice, tax planning and preparation of tax returns.

All Other Fees. There were no fees billed for other professional services in fiscal year 2008, transition period August 1 through December 31, 2007 and fiscal year 2007 that were not included in one of the above categories.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by its independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. For audit services, the independent registered public accounting firm provides an engagement letter in advance of the Audit Committee meeting, outlining the scope of the audit and related audit fees. If agreed to by the Audit Committee, this engagement letter is formally accepted by the Audit Committee at the Audit Committee meeting.  For non-audit services, WSB’s senior management will submit from time to time to the Audit Committee for approval non-audit services that they recommend the Audit Committee engage the independent registered public accounting firm to provide for the year. WSB’s senior management and the independent registered public accounting firm will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating non-audit service spending for the year, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process. The Audit Committee may delegate pre-approval authority to its Chairman. The Chairman must report any decisions to the Audit Committee at the next scheduled meeting.

OTHER MATTERS

As of the date of this proxy statement, management is not aware of any business to come before the annual meeting other than the matters that are described in this proxy statement.  However, if any other matters properly come before the special meeting, we intend that the proxies solicited by this proxy statement will be voted on those other matters in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT ON FORM 10-K

A copy of WSB’s Annual Report on Form 10-K for the year ended December 31, 2008 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement.

WSB filed its 2008 Annual Report on Form 10-K with the Securities and Exchange Commission.  WSB will mail without charge, to any beneficial holder of its securities, upon written request, a copy of its Annual Report on Form 10-K for the year ended December 31, 2008, excluding exhibits, to any beneficial owner of its securities without charge upon receipt of a written request from such person. Please send a written request to Investor Relations, WSB, 4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

In order to be eligible for inclusion in WSB’s proxy materials distributed to stockholders for the 2010 Annual Meeting, stockholder proposals submitted to WSB in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received in written form, in accordance with Rule 14a-8, at our executive offices no later than December 1, 2009. In order to curtail controversy as to compliance with this requirement, shareholders are urged to submit proposals to the Secretary of WSB by Certified Mail—Return Receipt Requested.

Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, WSB’s stockholders are notified that the notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2010 Annual Meeting of Stockholders must be received by our Secretary between November 1, 2009 and December 1, 2009.  As to all such matters for which notice is received outside of this timeframe, discretionary authority to vote on such proposal will be granted to the persons designated in WSB’s proxy related to the 2010 Annual Meeting.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is being solicited by the WSB Board of Directors.  The cost of solicitation of proxies will be borne by WSB and we will reimburse banks, brokers and other custodians, nominees, and fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.  In order to assure that a quorum is present at the meeting, proxy solicitation may also be made personally or by telephone or telegram by directors, officers, and employees of WSB and its subsidiaries without added compensation.

You may revoke your proxy at any time prior to or at the meeting by written notice to WSB, by executing a proxy bearing a later date, or by attending the meeting and voting in person.  If your shares are held in street name, you must contact your brokerage firm or bank to change your vote.

March 18, 2009

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors for a term specified. Phillip C. Bowman (for a term of three years) Charles A.Dukes, Jr. (for a term of three years) Charles W. McPherson (for a term of two years) The shares represented by this Proxy will be voted as and to the extent specified herein and in the discretion of the proxy holders on all other matters properly coming before the meeting. If this Proxy does not specify otherwise, said shares will be voted FOR all of the nominees for director, and will be voted in the discretion of the proxy holder as to any other matters presented at the meeting. The Board of Directors solicits discretionary authority to cumulate votes if other shareholders also indicate their intention to cumulate votes. If votes in the election for Directors are cumulated, votes cast by a shareholder by proxy will be distributed among those nominees selected by him in a manner intended to elect the maximum number of the nominees of the Board of Directors. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF WSB HOLDINGS, INC. April 22, 2009 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 20300000000000000000 5 042209 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://www.twsb.com INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( ) To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle.

0 14475 Revocable Proxy WSB HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card. The undersigned stockholder of WSB Holdings, Inc.(“WSB”), hereby appoints and constitutes Gerald J. Whittaker and Cheryl Golden, or either of them, the lawful attorneys and proxies of the undersigned, with full power of substitution and revocation in each, to vote the stock of the undersigned at the Annual Meeting of Stockholders of WSB, to be held at the Comfort Inn Conference Center, 4500 Crain Highway, Bowie, Prince George’s County, Maryland 20716, on, Wednesday, April 22, 2009, at 9:00 a.m., Eastern Standard Time, and at any adjournments or postponements thereof, and to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present, upon the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated March 18, 2009, receipt of which is hereby acknowledged, and with discretionary authority as to any other matters that may properly come before the annual meeting. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF WSB HOLDINGS, INC. April 22, 2009 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://www.twsb.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors for a term specified. Phillip C. Bowman (for a term of three years) Charles A.Dukes, Jr. (for a term of three years) Charles W. McPherson (for a term of two years) The shares represented by this Proxy will be voted as and to the extent specified herein and in the discretion of the proxy holders on all other matters properly coming before the meeting. If this Proxy does not specify otherwise, said shares will be voted FOR all of the nominees for director, and will be voted in the discretion of the proxy holder as to any other matters presented at the meeting. The Board of Directors solicits discretionary authority to cumulate votes if other shareholders also indicate their intention to cumulate votes. If votes in the election for Directors are cumulated, votes cast by a shareholder by proxy will be distributed among those nominees selected by him in a manner intended to elect the maximum number of the nominees of the Board of Directors. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20300000000000000000 5 042209 INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( ) To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle.